UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 15, 2014

TITAN MACHINERY INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-33866	45-0357838
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

644 East Beaton Drive
West Fargo, North Dakota 58078
(Address of Principal Executive Offices)(Zip Code)

(701) 356-0130
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Effective as of July 14, 2014, the Board of Directors (the “Board”) of Titan Machinery Inc. (the “Company”) elected Theodore Crosbie, Ph.D., as a member of the Board commencing August 1, 2014. Dr. Crosbie was not appointed to serve on any committees at this time.

There are no arrangements or understandings between Dr. Crosbie and any other persons pursuant to which Dr. Crosbie was selected as a Director.  Dr. Crosbie does not have a direct or indirect material interest in any currently proposed transaction to which the Company was or is to be a participant in which the amount involved exceeds $120,000, nor has Dr. Crosbie had a direct or indirect material interest in any such transactions since the beginning of the Company’s last fiscal year.

Dr. Crosbie will be compensated for his service on the Board of Directors in accordance with the Company’s Fiscal 2015 Non-Employee Director Compensation Plan filed as Exhibit 10.37 to the Company’s 2014 10-K. In connection with his service, Dr. Crosbie will also enter into a director indemnification agreement with the Company, in the form set forth as Exhibit 10.34 to the Company’s 2014 10-K.

Dr. Crosbie, 63, retired from Monsanto Company in March 2014, after serving the company in various positions since 1996. Most recently, from 2010 to 2014, Dr. Crosbie served as Vice President and the executive leader of Monsanto’s Integrated Farming Systems platform. In this role, he pioneered the effort to develop and implement Monsanto’s agronomic solutions and precision agriculture programs for farmers. From 1999 to 2010, he served as Vice President of Global Plant Breeding of the Monsanto Agricultural Sector, with responsibility for seven crops worldwide. He also served as Director of Monsanto’s Business Seeds Team (1997 to 1999), and as Director of Global Wheat Breeding (1996). Prior to joining Monsanto in 1996, Dr. Crosbie held various corporate and academic positions in the plant breeding, biotechnology, and agronomy industries. In addition, Dr. Crosbie has served in various public service positions, including as the Chief Technology Officer for the State of Iowa from 2005 to the present. Dr. Crosbie earned a B.S. in Agricultural Education in 1973, an M.S. in Plant Breeding and Cytogenetics in 1976, and his Ph.D. in Plant Breeding and Cytogenetics in 1978, all from Iowa State University.

Item 8.01    Other Events

On July 15, 2014, the Company issued a press release announcing the appointment of Dr. Crosbie to the Company’s Board of Directors. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits:

99.1	Press Release dated July 15, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Titan Machinery Inc.

Date: July 15, 2014	By	/s/ David Meyer
	Name:	David Meyer
	Title:	Board Chair and Chief Executive Officer

EXHIBIT INDEX TO FORM 8-K

Exhibit Number	Description
99.1	Press Release dated July 15, 2014.